Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

April 25, 2013

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 56.6% Increase in Earnings

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $797 thousand, or $0.10 per diluted share, for the three months ended March 31, 2013, a 56.6% increase compared to $509 thousand, or $0.07 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.59% and 5.65%, respectively, compared to 0.45% and 3.81% for the same period a year ago.

×	A 9.1% increase in commercial loans from a year ago.
×	A 33.1% decrease in nonperforming assets from a year ago.
×	A 45.8 % decrease in the loan loss provision compared to prior period’s quarter.
×	Noninterest-bearing deposits reached record high of $118.2 million.
×	Negotiated the purchase contract for three of our currently leased branch locations, which closed April 17, 2013, that will result in estimated future cost savings in excess of $200 thousand.
×	Entered into a marketing agreement with Venture VR LLC, a real estate agency in Elmwood Park, New Jersey to increase loan referrals.

“This was our strongest quarter in over five years and we are headed in the right direction,” reported James A. Hughes, President and CEO.  “Loan demand is gaining momentum, core deposits are growing and there was significant improvement in asset quality.  We are no longer looking in the rear view mirror; we are looking forward to further earnings increases and balance sheet growth.”

Net Interest Income

Net interest income decreased $119 thousand to $6.7 million for the three months ended March 31, 2013, compared to the prior year’s quarter and the net interest margin narrowed 4 basis points to 3.52%.  This decrease was the result of lower yields on our securities and loan portfolios.  Our net interest income continues to be influenced by the sustained low interest rate environment, which the Federal Open Market Committee (“FOMC”) of the Federal Reserve Board believes is appropriate based on its unemployment and inflationary targets.  This rate environment has resulted in a tighter net interest margin as our earning assets re-price at lower rates.  The yield on earning assets fell 38 basis points to 4.33% for the quarter ending March 31, 2013 when compared to the same period in 2012.   Partially offsetting these declines are lower funding costs from reduced deposit rates, a significantly lower volume of time deposits and the expiration of a higher rate interest rate swap agreement. The cost of interest-bearing liabilities decreased 37 basis points to 1.04% for the three month period.

Noninterest Income

Noninterest income increased $110 thousand to $1.8 million for the three months ended March 31, 2013, compared to the same period last year. The increase was driven by higher gains on the sale of residential mortgage and SBA loans, partially offset by lower levels of branch fee income.  Factors affecting noninterest income were:

×	Branch fee income, which consists of deposit service charges and overdraft fees, decreased $39 thousand for the quarterly period due to lower overdraft fees.
×	Gains on sales of SBA loans increased $84 thousand for the quarter due to higher premiums on the sale of $2.3 million in loans during the period.
×

Gains on sales of residential mortgage loans increased $66 thousand on a higher volume of loan sales.   For the three month period, $22.6 million in residential mortgage loans were sold compared to $21.2 million in the first quarter of 2012.

Noninterest Expense

Noninterest expense increased $167 thousand to $6.1 million for the three months ended March 31, 2013, compared to the first quarter of 2012.  Other noteworthy expenses include:

×

Occupancy expense increased $85 thousand due to higher seasonal snow removal expenses, increased building depreciation expenses related to the Washington branch opened in late March 2012, and additional rental expense due to the termination of a sublease during 2012.

×	Processing and communication expenses increased $27 thousand due to expenses related to our check cashing, merchant services and mortgage businesses.
×	Deposit insurance expense decreased $22 thousand for the quarter ended March 31, 2013 due to a lower assessment basis.
×

Advertising expenses decreased $26 thousand for the quarter ended March 31, 2013 due to a reduction in promotional gift expenses, the expiration of a third party marketing agreement and reduced promotional marketing.

×	Other expenses increased $106 thousand for the quarter due to higher employee recruiting, increased director fees and an increase to the reserve for unfunded loan commitments.

Financial Condition

At March 31, 2013, total assets were $827.2 million, an increase of $7.5 million from the prior year end.

×	Total securities increased $8.3 million since December 31, 2012, due to $21.3 million in security purchases, partially offset by sales and prepayments.
×

Total loans increased $9.5 million or 1.6%, to $596.6 million at March 31, 2013. The Company plans to continue shrinking its out of market SBA portfolio.  Future loan growth is expected in both the commercial and residential portfolios.  The net increase was the result of the following:

o	Commercial loans increased $9.1 million or 3.0%,
o	Residential mortgage loans increased $4.3 million or 3.2%,
o	SBA 504 loans decreased $1.7 million or 4.0%,
o	SBA 7(a) loans decreased $2.1 million or 3.2%, and
o	Consumer loans remained stable at $46.4 million.
×	Core deposits, which exclude time deposits, increased $5.1 million during the quarter to $528.9 million, due to growth in retail deposits. The net changes by product type include:
o	A $3.7 million increase in noninterest-bearing demand deposits,
o	An $802 thousand increase in savings deposits, and
o	A $536 thousand increase in interest-bearing demand deposits.
×	Time deposits decreased $1.7 million from year-end.
×	Shareholders’ equity was $78.2 million at March 31, 2013, an increase of $647 thousand from year-end 2012, primarily due to the increase in net income.
×	Book value per common share was $7.67 as of March 31, 2013.
×	At March 31, 2013 the leverage, Tier I and Total Risk Based Capital ratios were 11.12%, 14.54% and 15.80% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

“Nonperforming assets have declined $3.3 million or 17.3% to $16.0 million since year-end 2012 and they have declined $7.9 million or 33.1% since March 31, 2012.  We expect to have continued success in resolving problem credits in 2013,” said James A. Hughes.   “Many of our problem commercial and SBA relationships have been resolved and the majority of our larger problem relationships are behind us.  We anticipate declines in charge-offs and provisions for loan losses in future periods.”

×	Nonperforming assets totaled $16.0 million at March 31, 2013 or 2.67% of total loans and OREO, compared to $19.3 million or 3.28% of total loans and OREO at year-end 2012.
×

The allowance for loan losses totaled $14.3 million at March 31, 2013 or 2.40% of total loans. The provision for loan losses for the quarter ended March 31, 2013 was $650 thousand compared to $1.2 million for the prior year’s quarter.

×	Net charge-offs were $1.1 million for the three months ended March 31, 2013, compared to $1.2 million for the same period a year ago.
×	Troubled debt restructurings (“TDRs”) increased $1.5 million from year-end to $16.2 million. At March 31, 2013, 93.3% of our TDRs were performing.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $827 million in assets and $652 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com, or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

March 31, 2013

				March 31, 2013 vs.
				December 31, 2012	March 31, 2012
(In thousands, except percentages and per share amounts)	March 31, 2013	December 31, 2012	March 31, 2012%		%
BALANCE SHEET DATA:
Total assets	$827,182	$819,730	$810,198	0.9%	2.1%
Total deposits	652,117	648,760	643,101	0.5	1.4
Total loans	596,571	587,036	582,752	1.6	2.4
Total securities	119,334	111,053	128,061	7.5	(6.8)
Total shareholders' equity	78,157	77,510	74,002	0.8	5.6
Allowance for loan losses	(14,345)	(14,758)	(16,339)	2.8	12.2

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$1,738	$1,810	$1,364	(4.0)	27.4
Provision for income taxes	538	643	459	(16.3)	17.2
Net income	1,200	1,167	905	2.8	32.6
Preferred stock dividends and discount accretion	403	408	396	(1.2)	1.8
Income available to common shareholders	$797	$759	$509	5.0	56.6

Net income per common share - Basic (1)	$0.11	$0.10	$0.07	10.0	57.1
Net income per common share - Diluted (1)	$0.10	$0.10	$0.07	-	42.9

Return on average assets	0.59%	0.57%	0.45%	3.5	31.1
Return on average equity (2)	5.65%	5.34%	3.81%	5.8	48.3
Efficiency ratio	73.91%	70.66%	71.80%	4.6	2.9

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$1,738		$1,364		27.4
Provision for income taxes	538		459		17.2
Net income	1,200		905		32.6
Preferred stock dividends and discount accretion	403		396		1.8
Income available to common shareholders	$797		$509		56.6

Net income per common share - Basic (1)	$0.11		$0.07		57.1
Net income per common share - Diluted (1)	$0.10		$0.07		42.9

Return on average assets	0.59%		0.45%		31.1
Return on average equity (2)	5.65%		3.81%		48.3
Efficiency ratio	73.91%		71.80%		2.9

SHARE INFORMATION:
Market price per share	$6.51	$6.24	$6.24	4.3	4.3
Dividends paid	$-	$-	$-	-	-
Book value per common share	$7.67	$7.62	$7.28	0.7	5.4
Average diluted shares outstanding (QTD)	7,845	7,818	7,792	0.3	0.7

CAPITAL RATIOS:
Total equity to total assets	9.45%	9.46%	9.13%	(0.1)	3.5
Leverage ratio	11.12%	11.14%	10.67%	(0.2)	4.2
Tier 1 risk-based capital ratio	14.54%	14.85%	14.44%	(2.1)	0.7
Total risk-based capital ratio	15.80%	16.12%	15.71%	(2.0)	0.6

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$15,956	$19,294	$23,831	(17.3)	(33.0)
QTD net chargeoffs (annualized) to QTD average loans	0.73%	0.90%	0.83%	(18.9)	(12.0)
Allowance for loan losses to total loans	2.40%	2.51%	2.80%	(4.4)	(14.3)
Nonperforming assets to total loans and OREO	2.67%	3.28%	4.08%	(18.6)	(34.6)
Nonperforming assets to total assets	1.93%	2.35%	2.94%	(17.9)%	(34.4)%

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2013

				March 31, 2013 vs.
				December 31, 2012	March 31, 2012
(In thousands, except percentages)	March 31, 2013	December 31, 2012	March 31, 2012%		%
ASSETS
Cash and due from banks	$18,392	$23,705	$17,986	(22.4)%	2.3%
Federal funds sold and interest-bearing deposits	61,584	70,487	53,831	(12.6)	14.4
Cash and cash equivalents	79,976	94,192	71,817	(15.1)	11.4
Securities:
Securities available for sale	91,067	89,538	110,181	1.7	(17.3)
Securities held to maturity	28,267	21,515	17,880	31.4	58.1
Total securities	119,334	111,053	128,061	7.5	(6.8)
Loans:
SBA loans held for sale	6,556	6,937	8,015	(5.5)	(18.2)
SBA loans held to maturity	56,868	58,593	62,251	(2.9)	(8.6)
SBA 504 loans	39,784	41,438	47,651	(4.0)	(16.5)
Commercial loans	310,649	301,564	284,861	3.0	9.1
Residential mortgage loans	136,345	132,094	132,192	3.2	3.1
Consumer loans	46,369	46,410	47,782	(0.1)	(3.0)
Total loans	596,571	587,036	582,752	1.6	2.4
Allowance for loan losses	(14,345)	(14,758)	(16,339)	2.8	12.2
Net loans	582,226	572,278	566,413	1.7	2.8

Premises and equipment, net	15,747	12,062	12,321	30.6	27.8
Bank owned life insurance ("BOLI")	9,472	9,402	9,179	0.7	3.2
Deferred tax assets	6,241	5,954	7,115	4.8	(12.3)
Federal Home Loan Bank stock	3,989	3,989	4,088	-	(2.4)
Accrued interest receivable	3,362	3,298	3,672	1.9	(8.4)
Other real estate owned ("OREO")	1,052	1,826	1,625	(42.4)	(35.3)
Prepaid FDIC insurance	1,788	1,929	2,386	(7.3)	(25.1)
Goodwill and other intangibles	1,516	1,516	1,526	-	(0.7)
Other assets	2,479	2,231	1,995	11.1	24.3

Total assets	$827,182	$819,730	$810,198	0.9%	2.1%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand deposits	$118,166	$114,424	$108,618	3.3%	8.8%
Interest-bearing demand deposits	115,374	114,838	103,018	0.5	12.0
Savings deposits	295,335	294,533	281,535	0.3	4.9
Time deposits, under $100,000	75,374	76,994	94,513	(2.1)	(20.3)
Time deposits, $100,000 and over	47,868	47,971	55,417	(0.2)	(13.6)
Total deposits	652,117	648,760	643,101	0.5	1.4

Borrowed funds	75,000	75,000	75,000	-	-
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	438	434	498	0.9	(12.0)
Accrued expenses and other liabilities	6,005	2,561	2,132	134.5	181.7
Total liabilities	749,025	742,220	736,196	0.9	1.7

Shareholders' equity:
Cumulative perpetual preferred stock	20,263	20,115	19,683	0.7	2.9
Common stock	54,357	54,274	53,846	0.2	0.9
Retained earnings (deficit)	2,584	1,788	(345)	44.5	849.0
Accumulated other comprehensive income	953	1,333	818	(28.5)	16.5
Total shareholders' equity	78,157	77,510	74,002	0.8	5.6

Total liabilities and shareholders' equity	$827,182	$819,730	$810,198	0.9%	2.1%

Preferred shares	21	21	21
Issued and outstanding common shares	7,548	7,534	7,463

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

March 31, 2013

				March 31, 2013 vs.
	For the three months ended			December 31, 2012		March 31, 2012
(In thousands, except percentages and per share amounts)	March 31, 2013	December 31, 2012	March 31, 2012	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$14	$16	$32	$(2)	(12.5)%	$(18)	(56.3)%
Federal Home Loan Bank stock	44	44	51	-	-	(7)	(13.7)
Securities:
Taxable	647	644	752	3	0.5	(105)	(14.0)
Tax-exempt	120	103	142	17	16.5	(22)	(15.5)
Total securities	767	747	894	20	2.7	(127)	(14.2)
Loans:
SBA loans	777	779	924	(2)	(0.3)	(147)	(15.9)
SBA 504 loans	651	548	759	103	18.8	(108)	(14.2)
Commercial loans	4,001	4,270	4,183	(269)	(6.3)	(182)	(4.4)
Residential mortgage loans	1,550	1,577	1,655	(27)	(1.7)	(105)	(6.3)
Consumer loans	509	521	560	(12)	(2.3)	(51)	(9.1)
Total loans	7,488	7,695	8,081	(207)	(2.7)	(593)	(7.3)
Total interest income	8,313	8,502	9,058	(189)	(2.2)	(745)	(8.2)
INTEREST EXPENSE
Interest-bearing demand deposits	101	119	136	(18)	(15.1)	(35)	(25.7)
Savings deposits	177	251	354	(74)	(29.5)	(177)	(50.0)
Time deposits	546	575	913	(29)	(5.0)	(367)	(40.2)
Borrowed funds and subordinated debentures	800	820	847	(20)	(2.4)	(47)	(5.5)
Total interest expense	1,624	1,765	2,250	(141)	(8.0)	(626)	(27.8)
Net interest income	6,689	6,737	6,808	(48)	(0.7)	(119)	(1.7)
Provision for loan losses	650	800	1,200	(150)	(18.8)	(550)	(45.8)
Net interest income after provision for loan losses	6,039	5,937	5,608	102	1.7	431	7.7
NONINTEREST INCOME
Branch fee income	347	397	386	(50)	(12.6)	(39)	(10.1)
Service and loan fee income	304	297	302	7	2.4	2	0.7
Gain on sale of SBA loans held for sale, net	241	262	157	(21)	(8.0)	84	53.5
Gain on sale of mortgage loans, net	477	748	411	(271)	(36.2)	66	16.1
BOLI income	70	76	73	(6)	(7.9)	(3)	(4.1)
Net security gains	226	59	224	167	283.1	2	0.9
Other income	160	169	162	(9)	(5.3)	(2)	(1.2)
Total noninterest income	1,825	2,008	1,715	(183)	(9.1)	110	6.4
NONINTEREST EXPENSE
Compensation and benefits	3,176	3,054	3,182	122	4.0	(6)	(0.2)
Occupancy	694	683	609	11	1.6	85	14.0
Processing and communications	561	549	534	12	2.2	27	5.1
Furniture and equipment	365	395	362	(30)	(7.6)	3	0.8
Professional services	190	192	190	(2)	(1.0)	-	-
Loan collection costs	177	229	180	(52)	(22.7)	(3)	(1.7)
OREO expenses	127	86	124	41	47.7	3	2.4
Deposit insurance	149	163	171	(14)	(8.6)	(22)	(12.9)
Advertising	120	210	146	(90)	(42.9)	(26)	(17.8)
Other expenses	567	574	461	(7)	(1.2)	106	23.0
Total noninterest expense	6,126	6,135	5,959	(9)	(0.1)	167	2.8
Income before provision for income taxes	1,738	1,810	1,364	(72)	(4.0)	374	27.4
Provision for income taxes	538	643	459	(105)	(16.3)	79	17.2
Net income	1,200	1,167	905	33	2.8	295	32.6
Preferred stock dividends and discount accretion	403	408	396	(5)	(1.2)	7	1.8
Income available to common shareholders	$797	$759	$509	$38	5.0%	$288	56.6%

Effective tax rate	31.0%	35.5%	33.7%

Net income per common share - Basic (1)	$0.11	$0.10	$0.07
Net income per common share - Diluted (1)	$0.10	$0.10	$0.07

Weighted average common shares outstanding - Basic	7,538	7,514	7,460
Weighted average common shares outstading - Diluted	7,845	7,818	7,792
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

March 31, 2013

	For the three months ended
	March 31, 2013			December 31, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$62,530	$14	0.09%	$61,710	$16	0.10%
Federal Home Loan Bank stock	3,989	44	4.47	3,990	44	4.39
Securities:
Taxable	100,062	647	2.59	95,626	644	2.69
Tax-exempt	18,475	178	3.85	14,172	153	4.32
Total securities (A)	118,537	825	2.79	109,798	797	2.91
Loans:
SBA loans	65,386	777	4.75	66,669	779	4.67
SBA 504 loans	41,135	651	6.42	41,584	548	5.24
Commercial loans	304,790	4,001	5.32	304,413	4,270	5.58
Residential mortgage loans	135,886	1,550	4.56	133,799	1,577	4.71
Consumer loans	46,111	509	4.48	46,571	521	4.45
Total loans (B)	593,308	7,488	5.09	593,036	7,695	5.17
Total interest-earning assets	$778,364	$8,371	4.33%	$768,534	$8,552	4.44%

Noninterest-earning assets:
Cash and due from banks	19,737			18,386
Allowance for loan losses	(14,998)			(15,566)
Other assets	37,905			38,312
Total noninterest-earning assets	42,644			41,132
Total assets	$821,008			$809,666

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$118,668	$101	0.35%	$112,958	$119	0.42%
Savings deposits	295,520	177	0.24	287,047	251	0.35
Time deposits	122,695	546	1.80	126,233	575	1.81
Total interest-bearing deposits	536,883	824	0.62	526,238	945	0.72
Borrowed funds and subordinated debentures	90,465	800	3.54	90,498	820	3.55
Total interest-bearing liabilities	$627,348	$1,624	1.04%	$616,736	$1,765	1.14%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	113,000			113,164
Other liabilities	3,242			3,181
Total noninterest-bearing liabilities	116,242			116,345
Total shareholders' equity	77,418			76,585
Total liabilities and shareholders' equity	$821,008			$809,666

Net interest spread		$6,747	3.29%		$6,787	3.30%
Tax-equivalent basis adjustment		(58)			(50)
Net interest income		$6,689			$6,737
Net interest margin			3.52%			3.51%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

March 31, 2013

	For the three months ended
	March 31, 2013			March 31, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$62,530	$14	0.09%	$64,660	$32	0.20%
Federal Home Loan Bank stock	3,989	44	4.47	4,088	51	5.02
Securities:
Taxable	100,062	647	2.59	102,624	752	2.93
Tax-exempt	18,475	178	3.85	17,851	210	4.71
Total securities (A)	118,537	825	2.79	120,475	962	3.19
Loans:
SBA loans	65,386	777	4.75	71,760	924	5.15
SBA 504 loans	41,135	651	6.42	51,710	759	5.90
Commercial loans	304,790	4,001	5.32	284,237	4,183	5.92
Residential mortgage loans	135,886	1,550	4.56	132,824	1,655	4.98
Consumer loans	46,111	509	4.48	47,608	560	4.73
Total loans (B)	593,308	7,488	5.09	588,139	8,081	5.52
Total interest-earning assets	$778,364	$8,371	4.33%	$777,362	$9,126	4.71%

Noninterest-earning assets:
Cash and due from banks	19,737			15,949
Allowance for loan losses	(14,998)			(16,788)
Other assets	37,905			40,287
Total noninterest-earning assets	42,644			39,448
Total assets	$821,008			$816,810

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$118,668	$101	0.35%	$108,988	$136	0.50%
Savings deposits	295,520	177	0.24	283,261	354	0.50
Time deposits	122,695	546	1.80	156,999	913	2.34
Total interest-bearing deposits	536,883	824	0.62	549,248	1,403	1.03
Borrowed funds and subordinated debentures	90,465	800	3.54	90,465	847	3.70
Total interest-bearing liabilities	$627,348	$1,624	1.04%	$639,713	$2,250	1.41%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	113,000			100,496
Other liabilities	3,242			3,249
Total noninterest-bearing liabilities	116,242			103,745
Total shareholders' equity	77,418			73,352
Total liabilities and shareholders' equity	$821,008			$816,810

Net interest spread		$6,747	3.29%		$6,876	3.30%
Tax-equivalent basis adjustment		(58)			(68)
Net interest income		$6,689			$6,808
Net interest margin			3.52%			3.56%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

March 31, 2013

Amounts in thousands, except percentages	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$14,758	$15,294	$16,284	$16,339	$16,348
Provision for loan losses charged to expense	650	800	1,000	1,000	1,200
	15,408	16,094	17,284	17,339	17,548
Less: Chargeoffs
SBA loans	570	251	254	213	615
SBA 504 loans	200	-	481	100	227
Commercial loans	375	1,190	1,428	540	346
Residential mortgage loans	125	152	65	494	113
Consumer loans	59	-	31	25	-
Total chargeoffs	1,329	1,593	2,259	1,372	1,301
Add: Recoveries
SBA loans	137	22	195	249	53
SBA 504 loans	25	50	15	15	28
Commercial loans	101	184	58	53	11
Residential mortgage loans	2	-	-	-	-
Consumer loans	1	1	1	-	-
Total recoveries	266	257	269	317	92
Net chargeoffs	1,063	1,336	1,990	1,055	1,209
Balance, end of period	$14,345	$14,758	$15,294	$16,284	$16,339

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$14,904	$17,468	$17,334	$19,831	$22,206
Other real estate owned ("OREO")	1,052	1,826	1,456	2,355	1,625
Nonperforming assets	15,956	19,294	18,790	22,186	23,831
Less: Amount guaranteed by SBA	1,863	1,849	566	526	555
Net nonperforming assets	$14,093	$17,445	$18,224	$21,660	$23,276

Loans 90 days past due & still accruing	$632	$109	$1,630	$2,443	$3,165

Performing Troubled Debt Restructurings (TDRs)	$15,068	$13,576	$17,250	$20,541	$20,985
(1) Nonperforming TDRs included above	1,084	1,087	1,628	871	2,287
Total TDRs	$16,152	$14,663	$18,878	$21,412	$23,272

Allowance for loan losses to:
Total loans at quarter end	2.40%	2.51%	2.56%	2.69%	2.80%
Nonperforming loans (1)	96.25	84.49	88.23	82.11	73.58
Nonperforming assets	89.90	76.49	81.39	73.40	68.56
Net nonperforming assets	101.79	84.60	83.92	75.18	70.20

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	2.69%	1.37%	0.35%	(0.21)%	3.15%
SBA 504 loans	1.73	(0.48)	4.16	0.73	1.55
Commercial loans	0.36	1.31	1.77	0.65	0.47
Residential mortgage loans	0.37	0.45	0.19	1.49	0.34
Consumer loans	0.51	(0.01)	0.26	0.22	-
Total loans	0.73%	0.90%	1.32%	0.71%	0.83%

Nonperforming loans to total loans	2.50%	2.98%	2.90%	3.28%	3.81%
Nonperforming loans and TDRs to total loans	5.02	5.29	5.79	6.67	7.41
Nonperforming assets to total loans and OREO	2.67	3.28	3.14	3.65	4.08
Nonperforming assets to total assets	1.93	2.35	2.34	2.83	2.94

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

March 31, 2013

(In thousands, except percentages and per share amounts)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
SUMMARY OF INCOME:
Total interest income	$8,313	$8,502	$8,871	$8,772	$9,058
Total interest expense	1,624	1,765	1,844	1,915	2,250
Net interest income	6,689	6,737	7,027	6,857	6,808
Provision for loan losses	650	800	1,000	1,000	1,200
Net interest income after provision for loan losses	6,039	5,937	6,027	5,857	5,608
Total noninterest income	1,825	2,008	1,774	1,841	1,715
Total noninterest expense	6,126	6,135	5,999	6,204	5,959
Income before provision for income taxes	1,738	1,810	1,802	1,494	1,364
Provision for income taxes	538	643	606	518	459
Net income	1,200	1,167	1,196	976	905
Preferred stock dividends and discount accretion	403	408	397	401	396
Income available to common shareholders	$797	$759	$799	$575	$509

Net income per common share - Basic (1)	$0.11	$0.10	$0.11	$0.08	$0.07
Net income per common share - Diluted (1)	$0.10	$0.10	$0.10	$0.07	$0.07

COMMON SHARE DATA:
Market price per share	$6.51	$6.24	$6.13	$6.00	$6.24
Dividends paid	$-	$-	$-	$-	$-
Book value per common share	$7.67	$7.62	$7.52	$7.38	$7.28
Weighted average common shares outstanding - Basic	7,538	7,514	7,473	7,462	7,460
Weighted average common shares outstanding - Diluted	7,845	7,818	7,782	7,784	7,792
Issued and outstanding common shares	7,548	7,534	7,503	7,461	7,463

OPERATING RATIOS (Annualized):
Return on average assets	0.59%	0.57%	0.60%	0.49%	0.45%
Return on average equity (2)	5.65	5.34	5.74	4.25	3.81
Efficiency ratio	73.91	70.66	68.22	73.72	71.80

BALANCE SHEET DATA:
Total assets	$827,182	$819,730	$802,675	$785,111	$810,198
Total deposits	652,117	648,760	633,126	616,443	643,101
Total loans	596,571	587,036	596,910	604,901	582,752
Total securities	119,334	111,053	106,437	114,846	128,061
Total shareholders' equity	78,157	77,510	76,387	74,901	74,002
Allowance for loan losses	(14,345)	(14,758)	(15,294)	(16,284)	(16,339)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.33%	4.44%	4.70%	4.70%	4.71%
Interest-bearing liabilities	1.04	1.14	1.19	1.25	1.41
Net interest spread	3.29	3.30	3.51	3.45	3.30
Net interest margin	3.52	3.51	3.72	3.68	3.56

CREDIT QUALITY:
Nonperforming assets	15,956	19,294	18,790	22,186	23,831
QTD net chargeoffs (annualized) to QTD average loans	0.73%	0.90%	1.32%	0.71%	0.83%
Allowance for loan losses to total loans	2.40	2.51	2.56	2.69	2.80
Nonperforming assets to total loans and OREO	2.67	3.28	3.14	3.65	4.08
Nonperforming assets to total assets	1.93	2.35	2.34	2.83	2.94

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.45%	9.46%	9.52%	9.54%	9.13%
Leverage ratio	11.12	11.14	11.20	11.08	10.67
Tier 1 risk-based capital ratio	14.54	14.85	14.52	14.22	14.44
Total risk-based capital ratio	15.80	16.12	15.78	15.49	15.71
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	166	165	161	169	171
1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).